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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 1998


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)


================================================================================
          Delaware                    0-14016                    77-0123732
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)

================================================================================

                              510 Cottonwood Drive
                           Milpitas, California 95035
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 432-1700




          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

Incorporated herein by reference is the Letter Agreement between Registrant and MMC Technology, dated May 18, 1998 (the "Agreement"). The Agreement initially was filed on December 21, 1998 as Exhibit 10.68 to Registrant's Registration Statement on Form S-3 (File No. 333-69307).

Filed herewith is the Registrant's Amended and Restated Stock Option Plan as amended and restated on November 11, 1998 (the "Plan"). The Plan previously was filed on June 29, 1998 as Exhibit 10.55 to Registrant's Registration Statement on Form S-1 (File No. 333-56099) (the "S-1"). The Plan as filed with the S-1 incorrectly stated that no more than 600,000 options could be granted under the Plan to any one individual in any fiscal year. The Plan as filed herewith correctly states that no more than 1,200,000 options may be granted under the Plan to any one individual in any fiscal year.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements of businesses acquired.

                      Not applicable.

        (b) Pro forma financial information.

                      Not applicable.

        (c)    Exhibits.


Exhibit
   No.  Description
------  -----------
10.55   Amended and Restated Stock Option Plan.

10.68   Letter Agreement between Registrant and MMC Technology dated May 18,
        1998 (incorporated by reference from Registrant's Registration Statement on Form S-1 (File No. 333-56099)).




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXTOR CORPORATION


Date:  January 19, 1999                By: /s/ PAUL J. TUFANO
                                          --------------------------------------
                                          Paul J. Tufano
                                          Senior Vice President, Finance and
                                          Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
   No.  Description
------  -----------
10.55   Amended and Restated Stock Option Plan.

10.68   Letter Agreement between Registrant and MMC Technology dated May 18,
        1998 (incorporated by reference from Registrant's Registration Statement on Form S-1 (File No. 333-56099)).